Exhibit 99.1

WaMu Mortgage Pass-Through Certificates
Series 2005-AR8

Marketing Materials

$[2,134,043,000] (Approximate, Subject to +/- 10% Variance)

Washington Mutual Mortgage Securities Corp.
Depositor

Washington Mutual Bank
Servicer

WaMu Capital Corp.,
A Washington Mutual, Inc. Company

This information has been prepared and furnished to you by WaMu Capital Corp.  The Issuer of the securities did not participate in the preparation of this information and the issuer has not independently verified the accuracy or completeness of this information.  WaMu Capital Corp. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

The information contained herein is preliminary and subject to change and supersedes information contained in any prior term sheet for this transaction.  This preliminary term sheet does not contain all of the information required to be included in the final prospectus supplement.

Prospective investors in the securities should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission because they contain important information. Such documents may be obtained without charge at the Securities and Exchange Commission’s website.

Although a registration statement (including the base prospectus) relating to the securities has been filed with Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not yet been filed with Securities and Exchange Commission.  Once available, a final prospectus and prospectus supplement may be obtained without charge by contacting the WaMu Capital Corp. trading desk at 206-554-2420, or by contacting Washington Mutual Mortgage Securities Corp. at 847-548-6500.

Preliminary Term Sheet                                                                                                        Date Prepared: June 8, 2005

WaMu Mortgage Pass-Through Certificates, Series 2005-AR8
$[2,134,043,000] (Approximate, Subject to +/- 10% Variance)

Publicly Offered Certificates
Adjustable Rate Residential Mortgage Loans

Class (1)	PrincipalAmount (Approx.)	WAL (Yrs)ToCall/Mat (2)	Pmt Window (Mths) To Call/Mat (2)	Interest Rate Type	Tranche Type	Expected Ratings
1-A-1A	$601,188,000	Not Offered Hereby		Variable (3)	Senior	AAA/AAA
2-A-1A	$1,039,950,000	2.81 / 3.07	1-92 / 1-477	Variable (3)	Senior	AAA/AAA
2-A-1B1	$283,212,000	1.50 / 1.50	1-44 / 1-44	Variable (3)	Senior Mezz	AAA/AAA
2-A-1B2	$116,788,000	5.99 / 6.89	44-92 / 44-477	Variable (3)	Senior Mezz	AAA/AAA
2-A-1B3	$420,569,000	2.81 / 3.07	1-92 / 1-477	Variable (3)	Senior Mezz	AAA/AAA
2-A-1C	$273,524,000	2.81 / 3.07	1-92 / 1-477	Variable (3)	Senior Mezz	AAA/AAA
R	$100	Not Offered Hereby			Senior/Residual	AAA/AAA
X (4)	$3,029,048,949	Not Offered Hereby			Senior IO/PO	AAA/AAA
B-1	$163,569,000	Not Offered Hereby		Variable (5)	Subordinate	NR/AA
B-2	$42,407,000			Variable (5)	Subordinate	NR/A
B-3	$24,232,000			Variable (5)	Subordinate	NR/BBB
B-4	$27,261,000	Privately Offered Certificates			Subordinate	NR/BB
B-5	$21,203,000				Subordinate	NR/B
B-6	$15,145,849				Subordinate	NR/NR
Total:	$3,029,048,949

(1) Distributions on the Class 1-A-1A Certificates will be derived primarily from a pool of conforming and non conforming balance,  adjustable-rate mortgage loans that either do not have prepay penalties or have prepayment penalties of one year (“Group I Mortgage Loans”). Distributions on the Class 2-A-1A, Class 2-A-1B1, Class 2-A-1B2, Class 2-A-1B3, and Class 2-A-1C Certificates will be derived primarily from a pool of conforming and non-conforming balance adjustable-rate mortgage loans (“Group II Mortgage Loans”) each of which have prepayment penalties of 1 year, 3 years or 30 months.  Distributions on the Subordinate Certificates will be derived from the Group I Mortgage Loans and Group II Mortgage Loans.  Class sizes are subject to final collateral pool size and rating agency approval and may increase or decrease by up to 10%.

(2) WAL and Payment Windows for the Class 1-A-1A,  Class 2-A-1A, Class 2-A-1B1, Class 2-A-1B2, Class 2-A-1B3, and Class 2-A-1C Certificates are shown to the Optional Call Date (as defined herein) and to Maturity.

(3) On each Distribution Date, the Certificate Interest Rate for the Class 1-A-1A,  Class 2-A-1A, Class 2-A-1B1, Class 2-A-1B2, Class 2-A-1B3, and Class 2-A-1C Certificates will be equal to the least of (i) One-Month LIBOR plus the related margin (the margin doubles after the first possible Optional Call Date), (ii) the related Net WAC Cap (as defined herein) and (iii) [10.50]%.

WaMu Capital Corp.,
A Washington Mutual, Inc. Company

This information has been prepared and furnished to you by WaMu Capital Corp.  The Issuer of the securities did not participate in the preparation of this information and the issuer has not independently verified the accuracy or completeness of this information.  WaMu Capital Corp. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

The information contained herein is preliminary and subject to change and supersedes information contained in any prior term sheet for this transaction.  This preliminary term sheet does not contain all of the information required to be included in the final prospectus supplement.

Prospective investors in the securities should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission because they contain important information. Such documents may be obtained without charge at the Securities and Exchange Commission’s website.

Although a registration statement (including the base prospectus) relating to the securities has been filed with Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not yet been filed with Securities and Exchange Commission.  Once available, a final prospectus and prospectus supplement may be obtained without charge by contacting the WaMu Capital Corp. trading desk at 206-554-2420, or by contacting Washington Mutual Mortgage Securities Corp. at 847-548-6500.

(4) The Class X Certificates will consist of one interest only component and two principal only components each related to a specific group of Mortgage Loans.  The interest only component will have a notional balance equal to the aggregate principal balance of the Mortgage Loans (approximately $3,029,048,949). The Class X Certificates will accrue interest on its notional balance on each Distribution Date at a Certificate Interest Rate equal to the excess, if any, of the (i) weighted average Net Mortgage Rate of the Mortgage Loans for such Distribution Date over (ii) the product of (a) the weighted average of the annual Certificate Interest Rates of the Certificates (other than the Class X Certificates), adjusting for certificate interest rates on the Class A Certificates for an interest accrual period based on a year consisting of twelve thirty-day months and (b) a fraction, the numerator of which is the aggregate principal balance of the Certificates (excluding the principal balance of the principal only components of the Class X Certificates) immediately prior to such Distribution Date and the denominator of which is the aggregate principal balance of the Mortgage Loans as of the first day of the month prior to such Distribution Date.   The principal only components of the Class X Certificates will each have an initial principal balance equal to zero which principal balance will be increased to the extent of any Net Deferred Interest from the related group of Mortgage Loans allocated to the related principal only component of the Class X Certificates, as described herein.

(5) For each Distribution Date, the Certificate Interest Rate for the Class B-1, Class B-2 and Class B-3 Certificates will be equal to the lesser of (i) One-Month LIBOR plus the related margin (in each case, which margin will be multiplied by 1.5 after the first possible Optional Call Date) and (ii) the related Net WAC Cap.

WaMu Capital Corp.,
A Washington Mutual, Inc. Company

This information has been prepared and furnished to you by WaMu Capital Corp.  The Issuer of the securities did not participate in the preparation of this information and the issuer has not independently verified the accuracy or completeness of this information.  WaMu Capital Corp. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

The information contained herein is preliminary and subject to change and supersedes information contained in any prior term sheet for this transaction.  This preliminary term sheet does not contain all of the information required to be included in the final prospectus supplement.

Prospective investors in the securities should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission because they contain important information. Such documents may be obtained without charge at the Securities and Exchange Commission’s website.

Although a registration statement (including the base prospectus) relating to the securities has been filed with Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not yet been filed with Securities and Exchange Commission.  Once available, a final prospectus and prospectus supplement may be obtained without charge by contacting the WaMu Capital Corp. trading desk at 206-554-2420, or by contacting Washington Mutual Mortgage Securities Corp. at 847-548-6500.

Transaction Summary:

Depositor: Washington Mutual Mortgage Securities Corp. (“WMMSC”).

Servicer: Washington Mutual Bank (“WMB”).

Co-Lead Managers: WaMu Capital Corp. and  UBS Investment Bank

Trustee: Deutsche Bank National Trust Company

Rating Agencies: It is expected that the Senior Certificates will be rated by two of the following rating agencies [Moody’s, Fitch, or Standard & Poor’s] and assigned the credit ratings described on page 2 of this Preliminary Term Sheet.

Cut-off Date: July 1, 2005.

Expected Pricing Date: On or about June [ 9 ], 2005.

Closing Date: On or about July 15, 2005.

Distribution Date: The 25th of each month (or if such day is not a business day, the next succeeding business day), commencing in August 2005.

Servicing Fee: [0.375]% per annum of the principal balance of each Mortgage Loans.

Certificates: The “Senior Certificates” will consist of the Class 1-A-1A (the “Group I Certificates”) and the Class 2-A-1A, Class 2-A-1B1, Class 2-A-1B2, Class 2-A-1B3, and Class 2-A-1C Certificates (collectively, the “Group II Certificates”) and the Class X and Class R Certificates. The Group I Certificates and the Group II Certificates are collectively known as the “Class A Certificates”. The “Subordinate Certificates” will consist of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates.  The Senior Certificates and the Subordinate Certificates are collectively referred to herein as the “Certificates.”  The Class A Certificates (except for the Class 1-A-1A) are being offered herein and are referred to herein as the “Offered Certificates”).

Accrued Interest: The price to be paid by investors for the Class A and Subordinate Certificates will not include accrued interest (settling flat).  The price to be paid by investors for the Class X Certificates will include [14] days of accrued interest.

WaMu Capital Corp.,
A Washington Mutual, Inc. Company

This information has been prepared and furnished to you by WaMu Capital Corp.  The Issuer of the securities did not participate in the preparation of this information and the issuer has not independently verified the accuracy or completeness of this information.  WaMu Capital Corp. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

The information contained herein is preliminary and subject to change and supersedes information contained in any prior term sheet for this transaction.  This preliminary term sheet does not contain all of the information required to be included in the final prospectus supplement.

Prospective investors in the securities should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission because they contain important information. Such documents may be obtained without charge at the Securities and Exchange Commission’s website.

Although a registration statement (including the base prospectus) relating to the securities has been filed with Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not yet been filed with Securities and Exchange Commission.  Once available, a final prospectus and prospectus supplement may be obtained without charge by contacting the WaMu Capital Corp. trading desk at 206-554-2420, or by contacting Washington Mutual Mortgage Securities Corp. at 847-548-6500.

Interest Accrual Period: The interest accrual period for the Class A Certificates for a given Distribution Date will be the period beginning on the 25th day of the month immediately preceding the month during which such Distribution Date occurs (or, in the case of the first Distribution Date, the Closing Date) and ending on the 24th day of the month during which such Distribution Date occurs (on an actual/360 basis). The interest accrual period for the Subordinate Certificates for a given Distribution Date will be the period beginning the 25th day of the month immediately preceding the month during which Distribution Date occurs (or, in the case of the first Distribution Date, the Closing Date) and ending on the 24th day of the month during which such Distribution Date occurs (on a 30/360 basis). The interest accrual period for the Class X Certificates will be on the calendar month prior to such Distribution Date (on a 30/360 basis).

Registration: The Offered Certificates will be made available in book-entry form through DTC.  It is anticipated that the Offered Certificates will also be made available in book-entry form through Clearstream, Luxembourg and the Euroclear System.

Federal Tax Treatment: It is anticipated that the Offered Certificates will be treated as REMIC regular interests for federal tax income purposes.  The Class R Certificate will be treated as a REMIC residual interest for tax purposes.

ERISA Eligibility: The Offered Certificates are expected to be ERISA eligible.  Prospective investors should review with their legal advisors whether the purchase and holding of the Offered Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Internal Revenue Code or other similar laws.  The Class R Certificate is not expected to be ERISA eligible.

SMMEA Treatment: The Class A, Class X and Class B-1 Certificates are expected to constitute “mortgage related securities” for purposes of SMMEA. The Class B-2, Class B-3, Class B-4, Class B-5, and Class B-6 Certificates will not constitute “mortgage related securities” for purposes of SMMEA.

Optional Termination: The terms of the transaction allow for a termination of the Certificates which may be exercised once the aggregate principal balance of the Mortgage Loans is equal to or less than [10]% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date (the “Optional Call Date”).

Pricing Prepayment

Speed: The Offered Certificates will be priced to a prepayment speed of [25]% CPR.

Compensating Interest: Compensating interest paid by the servicer with respect to each loan group will equal the least of (a) any shortfall for the previous month in interest collections resulting from the timing of payoffs on the mortgage loans in that loan group made from the 15th day of the calendar month before the Distribution Date to the last day of such month, (b) the sum of 1/12 of 0.050% of the aggregate Stated Principal Balance of the mortgage loans in that loan group, any reinvestment income realized by the servicer relating to payoffs on the mortgage loans in that loan group made during the prepayment period, and interest payments on the payoffs in that loan group received during the period of the 1st day through the 14th day of the month of the Distribution Date, as applicable and (c) 1/12 of 0.125% of the aggregate Stated Principal Balance of the mortgage loans in that loan group.

WaMu Capital Corp.,
A Washington Mutual, Inc. Company

This information has been prepared and furnished to you by WaMu Capital Corp.  The Issuer of the securities did not participate in the preparation of this information and the issuer has not independently verified the accuracy or completeness of this information.  WaMu Capital Corp. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

The information contained herein is preliminary and subject to change and supersedes information contained in any prior term sheet for this transaction.  This preliminary term sheet does not contain all of the information required to be included in the final prospectus supplement.

Prospective investors in the securities should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission because they contain important information. Such documents may be obtained without charge at the Securities and Exchange Commission’s website.

Although a registration statement (including the base prospectus) relating to the securities has been filed with Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not yet been filed with Securities and Exchange Commission.  Once available, a final prospectus and prospectus supplement may be obtained without charge by contacting the WaMu Capital Corp. trading desk at 206-554-2420, or by contacting Washington Mutual Mortgage Securities Corp. at 847-548-6500.

Mortgage Loans: As of [July] 1, 2005, the aggregate principal balance of the mortgage loans described herein is anticipated to be approximately $[3,029,048,949], of which: (i) approximately $[665,768,012] is anticipated to consist of a pool of conforming and non-conforming balance mortgage loans (the “Group I Mortgage Loans”) and (ii) approximately $[2,363,280,937] is anticipated to consist of a pool of conforming and non-conforming balance mortgage loans (the “Group II Mortgage Loans”, and together with the Group I Mortgage Loans, the “Mortgage Loans”).  Each of the Group I Mortgage Loans has either 1 year prepayment penalties or no prepayment penalties.  All of the Mortgage Loans without prepayment penalties are included in Group I.  Each of the Group II Mortgage Loans has prepayment penalties of 1 year, 3 years, or 30 months.  The Mortgage Loans consist of conventional, adjustable rate, first lien residential mortgage loans with original terms to maturity of not more than 15, 30 or 40 years.  All the Mortgage Loans accrue interest at a mortgage rate which adjusts monthly (after an initial fixed rate period of 1, 2, 3, or 6 months) based upon an Index rate of the 12-month moving average of the monthly yield on United States treasury securities adjusted to a constant maturity of one year (the “MTA”). After the initial fixed interest rate period, the interest rate for each Mortgage Loan will adjust monthly to equal the sum of the related Index and the gross margin.  As of the Cut-off Date, none of the Mortgage Loans were still in their fixed rate period. None of the Mortgage Loans are subject to a periodic rate adjustment cap.  All of the Mortgage Loans are subject to a maximum mortgage rate.

For all of the Mortgage Loans, the minimum monthly payment amount is subject to adjustment on a date specified in the mortgage note and annually on the same date thereafter, subject to the conditions that (i) the amount of the minimum monthly payment will not increase or decrease by an amount that is more than 7.50% of the current minimum monthly payment, (ii) as of the fifth anniversary of the first due date and on the same day every five years thereafter, the minimum monthly payment will be recast without regard to the limitation in clause (i) above and (iii) if the unpaid principal balance exceeds a percentage (either 110% or 125%) of the original principal balance due to deferred interest (the “Negative Amortization Limit”), the minimum monthly payment will be recast without regard to the limitation in clause (i) to amortize fully the then unpaid principal balance over the remaining term to maturity.

Negative amortization on a Mortgage Loan will occur when the monthly payment made by the borrower is less than interest accrued at the current mortgage rate on the unpaid principal balance of the Mortgage Loan (such deficiency, “Deferred Interest”).  The amount of the Deferred Interest is added to the unpaid principal balance of the Mortgage Loan.

Credit Enhancement: Senior/subordinate, shifting interest structure.  The credit enhancement information shown below is subject to final rating agency approval.

Credit enhancement for the Class A Certificates will consist of the subordination of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, initially [9.70]% total subordination.

WaMu Capital Corp.,
A Washington Mutual, Inc. Company

This information has been prepared and furnished to you by WaMu Capital Corp.  The Issuer of the securities did not participate in the preparation of this information and the issuer has not independently verified the accuracy or completeness of this information.  WaMu Capital Corp. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

The information contained herein is preliminary and subject to change and supersedes information contained in any prior term sheet for this transaction.  This preliminary term sheet does not contain all of the information required to be included in the final prospectus supplement.

Prospective investors in the securities should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission because they contain important information. Such documents may be obtained without charge at the Securities and Exchange Commission’s website.

Although a registration statement (including the base prospectus) relating to the securities has been filed with Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not yet been filed with Securities and Exchange Commission.  Once available, a final prospectus and prospectus supplement may be obtained without charge by contacting the WaMu Capital Corp. trading desk at 206-554-2420, or by contacting Washington Mutual Mortgage Securities Corp. at 847-548-6500.

Shifting Interest: Until the first Distribution Date occurring after [July] 2015, the Subordinate Certificates will be locked out from receipt of unscheduled principal (net of Deferred Interest) (unless the Class A and the principal components of the Class X Certificates are paid down to zero or the credit enhancement provided by the Subordinate Certificates has doubled prior to such date as described below).  After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the Subordinate Certificates will receive their increasing portions of unscheduled principal (net of Deferred Interest).

The prepayment percentages on the Subordinate Certificates are as follows:

Periods:	Unscheduled Principal Payments (%)
August 2005 – July 2015	0% Pro Rata Share
August 2015 – July 2016	30% Pro Rata Share
August 2016 – July 2017	40% Pro Rata Share
August 2017 – July 2018	60% Pro Rata Share
August 2018 – July 2019	80% Pro Rata Share
August 2019 and after	100% Pro Rata Share

Notwithstanding the foregoing, if the credit enhancement provided by the Subordinate Certificates doubles from the initial credit enhancement, unscheduled principal payments (net of Deferred Interest) will be paid to the Class A Certificates, and the principal components of the Class X Certificates and Subordinate Certificates (subject to the performance triggers described in the prospectus supplement).  However, if the credit enhancement provided by the Subordinate Certificates has doubled (subject to the performance triggers described in the prospectus supplement), (i) prior to the Distribution Date in August 2008, the Subordinate Certificates will be entitled to 50% of their pro rata share of unscheduled principal payments (net of Deferred Interest) or (ii) on or after the Distribution Date in August 2008, the Subordinate Certificates will be entitled to 100% of their pro rata share of unscheduled principal payments (net of Deferred Interest).

 In the event the current senior percentage (aggregate principal balance of the Class A and the principal components of the Class X Certificates, divided by the aggregate principal balance of the Certificates) exceeds the applicable initial senior percentage (aggregate principal balance of the Class A Certificates and the principal components of the Class X Certificates as of the Closing Date, divided by the aggregate principal balance of the Certificates as of the Cut-off Date), the Class A and the principal components of the Class X Certificates will receive all unscheduled prepayments (net of Deferred Interest) for the Mortgage Loans.

Net Mortgage Rate: The “Net Mortgage Rate” with respect to each Mortgage Loan is equal to the mortgage rate less the servicing fee rate.

Net WAC Cap: The “Net WAC Cap” for the Class A Certificates is equal to the weighted average of the Net Mortgage Rates of the related Mortgage Loans, adjusted on an actual/360 basis.

  The “Net WAC Cap” for the Subordinate Certificates is equal to the weighted average of (x) the weighted average of the Net Mortgage Rates of the Group I Mortgage Loans and (y) the weighted average of the Net Mortgage Rates of the Group II Mortgage Loans, in each case weighted by the related group subordinate amount.

WaMu Capital Corp.,
A Washington Mutual, Inc. Company

This information has been prepared and furnished to you by WaMu Capital Corp.  The Issuer of the securities did not participate in the preparation of this information and the issuer has not independently verified the accuracy or completeness of this information.  WaMu Capital Corp. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

The information contained herein is preliminary and subject to change and supersedes information contained in any prior term sheet for this transaction.  This preliminary term sheet does not contain all of the information required to be included in the final prospectus supplement.

Prospective investors in the securities should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission because they contain important information. Such documents may be obtained without charge at the Securities and Exchange Commission’s website.

Although a registration statement (including the base prospectus) relating to the securities has been filed with Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not yet been filed with Securities and Exchange Commission.  Once available, a final prospectus and prospectus supplement may be obtained without charge by contacting the WaMu Capital Corp. trading desk at 206-554-2420, or by contacting Washington Mutual Mortgage Securities Corp. at 847-548-6500.

Carryover ShortfallAmount: If on any Distribution Date, one month LIBOR plus the related margin for the Class A  or Class B Certificates is greater than the applicable Net WAC Cap, then such Class will be entitled to the payment of an amount equal to the sum of (i) the excess of (a) interest accrued at the lesser of one month LIBOR plus the related margin for such Class  and [10.50]% (without giving effect to the related Net WAC Cap) over (b) the amount of interest accrued on such Class based on the related certificate rate and (ii) the unpaid portion of any such excess from previous Distribution Dates (and any interest thereon at the Certificate Interest Rate for such Class without giving effect to the related Net WAC Cap) (together, the “Carryover Shortfall Amount”).  The Carryover Shortfall Amount for the Class A Certificates will be paid, pro rata, first, from payments made pursuant to the Yield Maintenance Agreement, and, second, to the extent of interest otherwise distributable to the Class X Certificates (after the reduction due to Net Deferred Interest allocable to the Class X Certificates).  The Carryover Shortfall Amount for the Subordinate Certificates will be paid pro-rata to the Class B1 to Class B6 Certificates from interest otherwise distributable to the Class X Certificates (after the reduction due to Net Deferred Interest allocable to the Class X Certificates and after such Carryover Shortfall payments to the Class A Certificates).

Adjusted Cap Rate: The “Adjusted Cap Rate” for any Distribution Date and any class of Class A Certificates is a rate, expressed as a fraction, the numerator of which is equal to the product of (i) the amount of interest distributions accrued on the related Group I or Group II Mortgage Loans, as applicable,  on the basis of the weighted average Net Mortgage Rate for such Loan Group, less the related Net Deferred Interest for such Loan Group and (ii) 12, and the denominator of which is the aggregate principal balance of the related Group I or Group II Mortgage Loans, as applicable, as of the first day of the month prior to such Distribution Date (after giving effect to payments due on such day)  multiplied by a ratio, the numerator of which is 30 and the denominator of which is the actual number of days in the related interest period.

WaMu Capital Corp.,
A Washington Mutual, Inc. Company

 The “Adjusted Cap Rate” for any Distribution Date and the Subordinate Certificates is equal to the  Net WAC Cap for the Subordinate Certificates, computed for this purpose by first reducing (A) the weighted average of the Net Mortgage Rates of the Group I Mortgage Loans by a per annum rate equal to: (i) the product of (a) the Net Deferred Interest for the Group I Mortgage Loans for such Distribution Date, and (b) 12, divided by (ii) the aggregate principal balance of the Group I Mortgage Loans as of the first day of the month prior to such Distribution Date after giving effect to payments due on the Group I Mortgage Loans on such day and (B) the weighted average of the Net Mortgage Rates of the Group II Mortgage Loans by a per annum rate equal to: (i) the product of (a) the Net Deferred Interest for the Group II Mortgage Loans for such Distribution Date, and (b) 12, divided by (ii) the aggregate principal balance of the Group II Mortgage Loans as of the first day of the month prior to such Distribution Date after giving effect to payments due on the Group II Mortgage Loans on such day.

The “Adjusted Cap Rate” for any Distribution Date and the Class X Certificates shall equal the certificate interest rate for the Class X Certificates, computed for this purpose by (i) reducing the weighted average Net Mortgage Rate of the Mortgage Loans by a per annum rate equal to the quotient of (a) the Net Deferred Interest on the Mortgage Loans for such Distribution Date multiplied by 12, divided by (b) the aggregate principal balance of the Mortgage Loans as of the first day of the month prior to such Distribution Date after giving effect to payments due on the Mortgage Loans on such day, and (ii) computing the weighted average of the pass-through rates of the Certificates by substituting “Adjusted Cap Rate” for “Net WAC Cap” in the definition of pass-through rate for each of the class of certificates.

Deferred Interest: The Mortgage Loans may experience negative amortization when the interest accrued on a Mortgage Loan exceeds the monthly payment due on such Mortgage Loan.  Such excess is deferred and added to the unpaid principal balance of such Mortgage Loan (“Deferred Interest”).

Net Deferred Interest: For each group of Mortgage Loans the “Net Deferred Interest” is the greater of (a) the excess of Deferred Interest over unscheduled principal payments, in each case for the related Mortgage Loans, and (b) zero. The amount of current interest on the Certificates will be reduced by the related Net Deferred Interest, if any, to the extent of the amount of current accrued interest distributable on such Certificate(s) and such reduction in current interest distributable to such Certificate(s) will be added to the principal balance of the related Certificate(s) as described below.

   For any Distribution Date, Net Deferred Interest will be allocated among the Certificates in proportion to the excess, if any, for each such class of (i) the current interest accrued at the applicable Certificate Interest Rate for such class, over (ii) the amount of current interest that would have accrued had the Certificate Interest Rate for such class equaled the related Adjusted Cap Rate for such class and Distribution Date.

Yield Maintenance Agreement: On the Closing Date, the Trustee will enter into two separate Yield Maintenance Agreements, the Group I YMA and the Group II YMA, with a counterparty (the “Counterparty”) for the benefit of each of the Group I Certificates and Group II Certificates.  The notional balance of the Yield Maintenance Agreements and the strike rates are in the tables below.  The payment pursuant to the YMA for the Group I Certificates will be based on the lesser of the Group I YMA scheduled notional balance and the actual aggregate principal balance of the Group I Certificates.  The payment pursuant to the YMA for the Group II Certificates will be based on the less of the Group II YMA scheduled notional balance and the actual aggregate principal balance of the Group II Certificates.  The Counterparty will be obligated to make monthly payments to the Trustee when one-month LIBOR exceeds the specified strike rate. Such payments will be capped at their maximum amount when one-month LIBOR equals or exceeds [10.24%] in the case of the Group I YMA and [10.30%] in the case of the Group II YMA.  The Yield Maintenance Agreements will terminate after the Distribution Date in [October 2013].  Any payments received from the Group I YMA will be used to pay Carryover Shortfall Amounts on the Group I Certificates, pro rata.  Any payments received from the Group II YMA will be used to pay Carryover Shortfall Amounts on the Group II Certificates, pro rata.

WaMu Capital Corp.,
A Washington Mutual, Inc. Company

This information has been prepared and furnished to you by WaMu Capital Corp.  The Issuer of the securities did not participate in the preparation of this information and the issuer has not independently verified the accuracy or completeness of this information.  WaMu Capital Corp. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

The information contained herein is preliminary and subject to change and supersedes information contained in any prior term sheet for this transaction.  This preliminary term sheet does not contain all of the information required to be included in the final prospectus supplement.

Prospective investors in the securities should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission because they contain important information. Such documents may be obtained without charge at the Securities and Exchange Commission’s website.

Although a registration statement (including the base prospectus) relating to the securities has been filed with Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not yet been filed with Securities and Exchange Commission.  Once available, a final prospectus and prospectus supplement may be obtained without charge by contacting the WaMu Capital Corp. trading desk at 206-554-2420, or by contacting Washington Mutual Mortgage Securities Corp. at 847-548-6500.

Yield Maintenance Agreement Schedule and Strike Rates
For Group I Certificates
Period	Notional Bal ($)	Cap Strike (%)	Period	Notional Bal ($)	Cap Strike (%)	Period	Notional Bal ($)	Cap Strike (%)	Period	Notional Bal ($)	Cap Strike (%)
1	N/A	N/A	27	316,049,454	9.35364	53	171,055,482	9.35385	79	90,277,585	9.04390
2	584,704,963	9.04339	28	307,906,693	9.04352	54	167,184,403	9.04376	80	88,057,714	9.68555
3	571,125,859	9.35351	29	299,937,585	9.35365	55	163,379,329	9.04379	81	85,891,693	9.04390
4	557,817,883	9.04340	30	292,138,751	9.04354	56	159,567,417	10.04068	82	83,778,229	9.35403
5	544,789,210	9.35352	31	284,504,142	9.04355	57	155,760,797	9.04387	83	81,716,055	9.04390
6	532,034,448	9.04341	32	277,006,703	9.68518	58	152,001,548	9.35402	84	79,703,939	9.35403
7	519,544,110	9.04342	33	269,649,517	9.04356	59	148,287,804	9.04389	85	77,740,676	9.04390
8	507,276,389	10.04022	34	262,439,928	9.35369	60	144,663,792	9.35402	86	75,825,089	9.04390
9	495,235,847	9.04344	35	256,072,299	9.04357	61	141,127,360	9.04389	87	73,956,032	9.35404
10	483,433,605	9.35355	36	249,853,399	9.35370	62	137,676,405	9.04389	88	72,132,383	9.04391
11	471,865,731	9.04344	37	243,779,192	9.04358	63	134,308,877	9.35402	89	70,353,051	9.35404
12	460,549,751	9.35356	38	238,517,166	9.04358	64	131,022,772	9.04389	90	68,616,968	9.04391
13	449,479,040	9.04345	39	233,355,010	9.35371	65	127,816,137	9.35402	91	66,923,091	9.04391
14	438,643,136	9.04345	40	228,298,130	9.04360	66	124,687,064	9.04389	92	65,270,405	10.04076
15	428,010,607	9.35357	41	223,350,070	9.35372	67	121,633,690	9.04390	93	63,657,917	9.04391
16	417,591,772	9.04346	42	218,508,702	9.04361	68	118,654,198	10.04074	94	62,084,659	9.35404
17	407,393,288	9.35358	43	213,770,185	9.04362	69	115,746,813	9.04390	95	60,549,685	9.04391
18	397,410,887	9.04347	44	209,117,191	10.04045	70	112,909,804	9.35403	96	59,052,073	9.35404
19	387,636,991	9.04348	45	204,551,739	9.04364	71	110,141,479	9.04390	97	57,590,921	9.04391
20	378,037,968	10.04029	46	200,078,583	9.35377	72	107,440,190	9.35403	98	56,165,351	9.04391
21	368,617,566	9.04350	47	195,696,191	9.04365	73	104,804,324	9.04390	99	54,774,506	9.35404
22	359,384,825	9.35362	48	191,411,664	9.35378	74	102,232,311	9.04390	100	53,417,546	9.04391
23	350,336,641	9.04350	49	187,220,057	9.04366	75	99,722,616	9.35403	101	52,093,656	9.35404
24	341,487,215	9.35362	50	183,106,562	9.04366	76	97,273,740	9.04390	102	0	0.00000
25	332,831,272	9.04351	51	179,025,464	9.35380	77	94,884,222	9.35403
26	324,360,444	9.04351	52	175,002,147	9.04370	78	92,552,635	9.04390

WaMu Capital Corp.,
A Washington Mutual, Inc. Company

This information has been prepared and furnished to you by WaMu Capital Corp.  The Issuer of the securities did not participate in the preparation of this information and the issuer has not independently verified the accuracy or completeness of this information.  WaMu Capital Corp. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

The information contained herein is preliminary and subject to change and supersedes information contained in any prior term sheet for this transaction.  This preliminary term sheet does not contain all of the information required to be included in the final prospectus supplement.

Prospective investors in the securities should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission because they contain important information. Such documents may be obtained without charge at the Securities and Exchange Commission’s website.

Although a registration statement (including the base prospectus) relating to the securities has been filed with Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not yet been filed with Securities and Exchange Commission.  Once available, a final prospectus and prospectus supplement may be obtained without charge by contacting the WaMu Capital Corp. trading desk at 206-554-2420, or by contacting Washington Mutual Mortgage Securities Corp. at 847-548-6500.

Yield Maintenance Agreement Schedule and Strike Rates
For Group II Certificates
Period	Notional Bal ($)	Cap Strike (%)	Period	Notional Bal ($)	Cap Strike (%)	Period	Notional Bal ($)	Cap Strike (%)	Period	Notional Bal ($)	Cap Strike (%)
1	N/A	N/A	27	1,119,892,058	9.20699	53	605,216,705	9.20709	79	319,500,546	8.89759
2	2,075,580,004	8.89736	28	1,090,984,812	8.89742	54	591,556,497	8.89751	80	311,645,048	9.53811
3	2,027,306,826	9.20694	29	1,062,680,456	9.20700	55	578,081,100	8.89753	81	303,980,105	8.89759
4	1,980,013,652	8.89736	30	1,034,964,813	8.89742	56	564,590,955	9.89264	82	296,501,134	9.20717
5	1,933,691,894	9.20694	31	1,007,812,105	8.89743	57	551,193,094	8.89756	83	289,203,660	8.89759
6	1,888,319,075	8.89736	32	981,144,581	9.53794	58	537,921,676	9.20716	84	282,083,317	9.20717
7	1,843,854,867	8.89737	33	954,990,963	8.89743	59	524,780,041	8.89758	85	275,135,843	8.89759
8	1,800,178,997	9.89245	34	929,351,674	9.20702	60	511,955,927	9.20717	86	268,357,076	8.89759
9	1,757,334,946	8.89738	35	906,702,379	8.89744	61	499,441,716	8.89758	87	261,742,956	9.20718
10	1,715,322,752	9.20696	36	884,584,114	9.20702	62	487,229,971	8.89758	88	255,289,520	8.89759
11	1,674,129,138	8.89738	37	862,984,308	8.89744	63	475,313,434	9.20717	89	248,992,898	9.20718
12	1,633,835,456	9.20696	38	844,287,097	8.89744	64	463,685,018	8.89758	90	242,849,315	8.89759
13	1,594,421,206	8.89738	39	825,974,822	9.20703	65	452,337,809	9.20717	91	236,855,086	8.89759
14	1,555,859,606	8.89738	40	808,042,900	8.89745	66	441,265,055	8.89758	92	231,006,611	9.89269
15	1,518,079,816	9.20696	41	790,488,184	9.20703	67	430,460,166	8.89758	93	225,300,381	8.89759
16	1,481,072,392	8.89739	42	773,301,742	8.89746	68	419,916,711	9.89268	94	219,732,968	9.20718
17	1,444,830,694	9.20697	43	756,467,185	8.89746	69	409,628,412	8.89758	95	214,301,027	8.89759
18	1,409,336,867	8.89739	44	739,934,777	9.89255	70	399,589,139	9.20717	96	209,001,293	9.20718
19	1,374,558,661	8.89739	45	723,723,054	8.89747	71	389,792,911	8.89758	97	203,830,578	8.89759
20	1,340,399,371	9.89248	46	707,832,445	9.20706	72	380,233,890	9.20717	98	198,785,774	8.89759
21	1,306,894,339	8.89740	47	692,257,821	8.89747	73	370,906,376	8.89758	99	193,863,843	9.20718
22	1,274,043,836	9.20699	48	677,031,516	9.20706	74	361,804,805	8.89758	100	189,061,822	8.89759
23	1,241,837,399	8.89741	49	662,146,307	8.89748	75	352,923,749	9.20717	101	184,376,820	9.20718
24	1,210,340,868	9.20699	50	647,576,481	8.89748	76	344,257,907	8.89758	102	0	0.00000
25	1,179,537,956	8.89741	51	633,227,013	9.20707	77	335,802,106	9.20717
26	1,149,407,312	8.89741	52	619,102,596	8.89749	78	327,551,295	8.89759

WaMu Capital Corp.,
A Washington Mutual, Inc. Company

This information has been prepared and furnished to you by WaMu Capital Corp.  The Issuer of the securities did not participate in the preparation of this information and the issuer has not independently verified the accuracy or completeness of this information.  WaMu Capital Corp. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

The information contained herein is preliminary and subject to change and supersedes information contained in any prior term sheet for this transaction.  This preliminary term sheet does not contain all of the information required to be included in the final prospectus supplement.

Prospective investors in the securities should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission because they contain important information. Such documents may be obtained without charge at the Securities and Exchange Commission’s website.

Although a registration statement (including the base prospectus) relating to the securities has been filed with Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not yet been filed with Securities and Exchange Commission.  Once available, a final prospectus and prospectus supplement may be obtained without charge by contacting the WaMu Capital Corp. trading desk at 206-554-2420, or by contacting Washington Mutual Mortgage Securities Corp. at 847-548-6500.

Allocation of Realized Losses: Any realized losses on the Mortgage Loans will be allocated as follows: first, to the Subordinate Certificates in reverse order of their numerical Class designations, in each case until the respective class principal balance has been reduced to zero; second, to the Senior Certificates (other than Interest Component of the Class X Certificates) as follows:

(A) any realized losses remaining on the Group I Mortgage Loans to the Class 1-A-1A Certificates and the group I principal only component of the Class X Certificates, on a pro-rata basis until the related class principal balance or component principal balance has been reduced to zero, provided however, that the Class 1-A-1A Certificates allocation of realized losses will be allocated in the manner below:

a. the Class 1-A-1A Certificates pro rata allocation of realized losses will first be allocated pro rata to the Class 2-A-1B1, Class 2-A-1B2, and Class 2-A-1B3 Certificates until their class principal balances have been reduced to zero; subject to,

b. the aggregate pro rata allocation of realized losses of the Class 2-A-1B1, Class 2-A-1B2, and Class 2-A-1B3 Certificates be allocated first to the Class 2-A-1C Certificates until its class principal balance is equal to zero.

(B) any realized losses remaining on the Group II Mortgage Loans to the Class 2-A-1A, Class 2-A-1B1, Class 2-A-1B2, Class 2-A-1B3, and Class 2-A-1C Certificates and the group II principal only component of the Class X Certificates, on a pro-rata basis until the related class principal balance or component principal balance has been reduced to zero, provided however, that the Class 2-A-1A, Class 2-A-1B1, Class 2-A-1B2, Class 2-A-1B3, and Class 2-A-1C Certificates’ pro-rata allocation of realized losses will be allocated in the manner below:

a. the Class 2-A-1A Certificates’ pro rata allocation of realized losses will first be allocated pro rata to the Class 2-A-1B1, Class 2-A-1B2, and Class 2-A-1B3 Certificates until their class principal balances have been reduced to zero; subject to,

b. the aggregate pro rata allocation of realized losses of the Class 2-A-1B1, Class 2-A-1B2, and Class 2-A-1B3 Certificates be allocated first to the Class 2-A-1C Certificates until its class principal balance is equal to zero.

WaMu Capital Corp.,
A Washington Mutual, Inc. Company

This information has been prepared and furnished to you by WaMu Capital Corp.  The Issuer of the securities did not participate in the preparation of this information and the issuer has not independently verified the accuracy or completeness of this information.  WaMu Capital Corp. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

The information contained herein is preliminary and subject to change and supersedes information contained in any prior term sheet for this transaction.  This preliminary term sheet does not contain all of the information required to be included in the final prospectus supplement.

Prospective investors in the securities should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission because they contain important information. Such documents may be obtained without charge at the Securities and Exchange Commission’s website.

Although a registration statement (including the base prospectus) relating to the securities has been filed with Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not yet been filed with Securities and Exchange Commission.  Once available, a final prospectus and prospectus supplement may be obtained without charge by contacting the WaMu Capital Corp. trading desk at 206-554-2420, or by contacting Washington Mutual Mortgage Securities Corp. at 847-548-6500.

Certificates Priority of Distributions: Available funds from the Mortgage Loans will be distributed in the following order of priority:

1) Senior Certificates, accrued and unpaid interest, pro rata, at the related Certificate Interest Rate, from the related Mortgage Loans, provided, however, that any interest otherwise distributable with respect to the Class X Certificate will be reduced to the extent needed to pay any Carryover Shortfall Amount below (after giving effect to any Net Deferred Interest amount allocated to the interest only component of the Class X Certificates);

2) Class R Certificates, principal from the Group I Mortgage Loans, until the principal balance of such class has been reduced to zero;

3) Class A Certificates, principal, concurrently:

(a) From the Group I Mortgage Loans principal, sequentially:

(I) )To the Class 1-A-1A Certificates, principal until its certificate principal balance is reduced to zero;

 (II) (II) To the group I principal only component of the Class X Certificates;

(b) From the Group II Mortgage Loans, principal, sequentially:

(I) Concurrently, paid pro rata:

i. To the Class 2-A-1A Certificates, principal until its certificate principal balance is reduced to zero;

ii. To the Class 2-A-1B1 and Class 2-A-1B2 Certificates, sequentially, in that order, principal, until their certificate principal balances are reduced to zero;

iii.To the Class 2-A-1B3 Certificates, principal until its certificate principal balance is reduced to zero;

iv. To the Class 2-A-1C Certificates, principal until its certificate principal balance is reduced to zero; and

(II)  To the group II principal only component of the Class X Certificates;

4) Class A Certificates, to pay the Carryover Shortfall Amount (after giving effect to payments received under the YMA), if any, to the extent of interest distributable to the Class X Certificates;

5) Class B-1 Certificates, accrued and unpaid interest at the Class B-1 Certificate Interest Rate provided, however, that any interest otherwise distributable with respect to the Class X Certificate will be reduced to the extent needed to pay any Carryover Shortfall Amount below (after giving effect to any Net Deferred Interest amount allocated to the interest only component of the Class X Certificates);

6) Class B-1 Certificates, principal allocable to such Class;

7) Class B-2 Certificates, accrued and unpaid interest at the Class B-2 Certificate Interest Rate provided, however, that any interest otherwise distributable with respect to the Class X Certificate will be reduced to the extent needed to pay any Carryover Shortfall Amount below (after giving effect to any Net Deferred Interest amount allocated to the interest only component of the Class X Certificates);

8) Class B-2 Certificates, principal allocable to such Class;

9) Class B-3 Certificates, accrued and unpaid interest at the Class B-3 Certificate Interest Rate provided, however, that any interest otherwise distributable with respect to the Class X Certificate will be reduced to the extent needed to pay any Carryover Shortfall Amount below (after giving effect to any Net Deferred Interest amount allocated to the interest only component of the Class X Certificates);

10) Class B-3 Certificates, principal allocable to such Class;

WaMu Capital Corp.,
A Washington Mutual, Inc. Company

11) Class B-4, Class B-5 and Class B-6 Certificates, in sequential order, accrued and unpaid interest at the related Certificate Interest Rate and their respective share of principal allocable to such Classes provided, however, that any interest otherwise distributable with respect to the Class X Certificate will be reduced to the extent needed to pay any Carryover Shortfall Amount below (after giving effect to any Net Deferred Interest amount allocated to the interest only component of the Class X Certificates);

12) Class R Certificate, any remaining amount.

WaMu Capital Corp.,
A Washington Mutual, Inc. Company

COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the “Computational Materials”) have been prepared and furnished to you by WaMu Capital Corp.  The issuer of the securities did not participate in the preparation of these Computational Materials and the issuer has not independently verified their accuracy or completeness.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be reflected therein.  As such, no assurance can be given as to the Computational Materials’ appropriateness in any particular context, nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance.  These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods.  In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.  The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials.  The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.  Neither WaMu Capital Corp. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Prospective investors in the securities should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission because they contain important information.  Such documents may be obtained without charge at the Securities and Exchange Commission’s website.  Although a registration statement (including the Base Prospectus) relating to the securities discussed in this communication has been filed with Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not yet been filed with the Securities and Exchange Commission.  The Computational Materials do not include all of the information required to be included in the final prospectus supplement.  Once available, a final prospectus and prospectus supplement may be obtained without charge by contacting the WaMu Capital Corp. Trading Desk at 206-554-2420, or by contacting Washington Mutual Mortgage Securities Corp. at 847-548-6500.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities, discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state.

Please be advised that the securities herein may not be appropriate for all investors.  Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks.  Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

WaMu Capital Corp.,
A Washington Mutual, Inc. Company

Tables

Class 2-A-1A to Optional Call Date
Par Price	12% CPR	15% CPR	25% CPR	30% CPR	40% CPR
100-00	3.468	3.468	3.468	3.468	3.468
WAL (yr)	5.73	4.70	2.81	2.28	1.62
MDUR (yr)	4.89	4.11	2.59	2.14	1.54
First Prin Pay	1	1	1	1	1
Last Prin Pay	181	151	92	75	54

Class 2-A-1A to Maturity Date
Par Price	12% CPR	15% CPR	25% CPR	30% CPR	40% CPR
100-00	3.480	3.482	3.486	3.487	3.486
WAL (yr)	6.14	5.08	3.07	2.50	1.76
MDUR (yr)	5.11	4.34	2.77	2.30	1.66
First Prin Pay	1	1	1	1	1
Last Prin Pay	477	477	477	477	465

Class 2-A-1B1 to Optional Call Date
Par Price	12% CPR	15% CPR	25% CPR	30% CPR	40% CPR
100-00	3.408	3.408	3.407	3.407	3.407
WAL (yr)	3.11	2.52	1.50	1.23	0.89
MDUR (yr)	2.88	2.37	1.45	1.19	0.87
First Prin Pay	1	1	1	1	1
Last Prin Pay	92	75	44	35	25

Class 2-A-1B1 to Maturity Date
Par Price	12% CPR	15% CPR	25% CPR	30% CPR	40% CPR
100-00	3.408	3.408	3.407	3.407	3.407
WAL (yr)	3.11	2.52	1.50	1.23	0.89
MDUR (yr)	2.88	2.37	1.45	1.19	0.87
First Prin Pay	1	1	1	1	1
Last Prin Pay	92	75	44	35	25

WaMu Capital Corp.,
A Washington Mutual, Inc. Company

Tables

Class 2-A-1B2 to Optional Call Date
Par Price	12% CPR	15% CPR	25% CPR	30% CPR	40% CPR
100-00	3.600	3.600	3.600	3.600	3.600
WAL (yr)	12.08	9.97	5.99	4.83	3.38
MDUR (yr)	9.68	8.29	5.34	4.41	3.17
First Prin Pay	92	75	44	35	25
Last Prin Pay	181	151	92	75	54

Class 2-A-1B2 to Maturity Date
Par Price	12% CPR	15% CPR	25% CPR	30% CPR	40% CPR
100-00	3.628	3.633	3.641	3.643	3.642
WAL (yr)	13.50	11.31	6.89	5.57	3.86
MDUR (yr)	10.42	9.04	5.96	4.95	3.55
First Prin Pay	92	75	44	35	25
Last Prin Pay	477	477	477	477	464

Class 2-A-1B3 to Optional Call Date
Par Price	12% CPR	15% CPR	25% CPR	30% CPR	40% CPR
100-00	3.509	3.509	3.509	3.509	3.509
WAL (yr)	5.73	4.70	2.81	2.28	1.62
MDUR (yr)	4.88	4.11	2.59	2.13	1.54
First Prin Pay	1	1	1	1	1
Last Prin Pay	181	151	92	75	54

Class 2-A-1B3 to Maturity Date
Par Price	12% CPR	15% CPR	25% CPR	30% CPR	40% CPR
100-00	3.522	3.524	3.529	3.530	3.529
WAL (yr)	6.14	5.08	3.07	2.50	1.76
MDUR (yr)	5.10	4.33	2.77	2.29	1.65
First Prin Pay	1	1	1	1	1
Last Prin Pay	477	477	477	477	464

WaMu Capital Corp.,
A Washington Mutual, Inc. Company

Class 2-A-1C to Optional Call Date
Par Price	12% CPR	15% CPR	25% CPR	30% CPR	40% CPR
100-00	3.600	3.600	3.600	3.600	3.600
WAL (yr)	5.73	4.70	2.81	2.28	1.62
MDUR (yr)	4.86	4.09	2.58	2.13	1.54
First Prin Pay	1	1	1	1	1
Last Prin Pay	181	151	92	75	54

Class 2-A-1C to Maturity Date
Par Price	12% CPR	15% CPR	25% CPR	30% CPR	40% CPR
100-00	3.617	3.620	3.626	3.627	3.627
WAL (yr)	6.14	5.08	3.07	2.50	1.76
MDUR (yr)	5.07	4.31	2.76	2.29	1.65
First Prin Pay	1	1	1	1	1
Last Prin Pay	477	477	477	477	463

WaMu Capital Corp.,
A Washington Mutual, Inc. Company

Effective Net WAC Cap(1)(2)

The Effective Net WAC Cap for the Class A Certificates will be equal to approximately [10.50]% for every Distribution Date thereafter until the first possible Optional Call Date.

(1) Assumes MTA and One-Month LIBOR increase instantaneously to 20.00% beginning on the second Distribution Date and the cashflows are run to the first possible Optional Call Date at the pricing prepayment speed.

(2) Assumes proceeds from the related Yield Maintenance Agreement are included.

WaMu Capital Corp.,
A Washington Mutual, Inc. Company